Events After the Balance Sheet Date	12 Months Ended
Jun. 30, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Events After the Balance Sheet Date

Note 38. Events After the Balance Sheet Date

On August 19, 2025, Opthea announced the successful completion of a settlement agreement with the Development Funding Agreement investors. This settlement includes a payment of US$20 million plus equity placement of 9.99% of share capital, equivalent to 136,661,003 ordinary shares. The settlement agreement facilitated the release of the security interest and liens over the Company assets and termination of the DFA. Refer to Note 27 for further information.

Besides the above-mentioned subsequent events, no matters or circumstances have arisen since the end of the reporting period, which significantly affected, or may significantly affect, the operations of the Group, the results of those operations, or the state of affairs of the Group in future financial years.